UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Amendment Number 1 to
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 18, 2020

SOUTH JERSEY INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	1-06364	22-1901645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 South Jersey Plaza, Folsom, NJ 08037
(Address of Principal Executive Offices) (Zip Code)

(609) 561-9000
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $1.25 par value per share	SJI	New York Stock Exchange
5.625% Junior Subordinated Notes due 2079	SJIJ	New York Stock Exchange
Corporate Units	SJIU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K originally filed by the South Jersey Industries, Inc. (the “Company”) on February 19, 2020 (the “Original Form 8-K”) with the U.S. Securities and Exchange Commission. The Company is filing this Current Report on Form 8-K/A to correct the last name of the Board member that was elected to the Board of Directors and to correct the number of Board Members permitted under the Company’s By-laws.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 14, 2020, the Board of Directors (the “Board”) of the Company, upon the recommendation of the Governance Committee, elected Mr. Kevin O’Dowd as a director effective as of February 14, 2020. The Company expects that Mr. O’Dowd will be appointed to committees by the Board following the Company’s annual meeting of shareholders in the second quarter of 2020.

Mr. O’Dowd does not have any familial relationship with any director or executive officer of the Company and there are no transactions that require disclosure pursuant to Item 404(a) of Regulation S-K.

Mr. O’Dowd will participate in the Company’s nonemployee director compensation programs, which are described in the Company’s proxy statement for its 2019 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 15, 2019.

A copy of the Company’s press release announcing the election of Mr. O’Dowd is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the election of Mr. O’Dowd, the Board approved an amendment to the Company’s By-Laws increasing the number of Board Members from eleven (11) to twelve (12). The revised applicable provision of the By-Laws is attached hereto as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits

Exhibit Index

Exhibit	Description
3.1	Amendment to South Jersey Industries, Inc. By-Laws, effective February 14, 2020
99.1	Press release dated, February 14, 2020, issued by South Jersey Industries, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTH JERSEY INDUSTRIES, INC.

Date: February 19, 2020	/s/ Melissa Orsen
Melissa Orsen
Senior Vice President and General Counsel